UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

Design Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40288	82-3929248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6005 Hidden Valley Road Suite 110
Carlsbad, California		92011
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 293-4900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DSGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2022, Design Therapeutics, Inc. (the “Company”) entered into a First Amendment (the “Lease Amendment”) to its Lease, dated February 2, 2021 (the “Lease Agreement”) with Crossing Holdings, LLC. Pratik Shah, Ph.D., Executive Chair, co-founder and a member of the Company’s Board of Directors, is the sole member and Manager of Crossing Holdings, LLC.

Under the Lease Agreement, the Company currently leases approximately 12,370 square feet of office, research and laboratory space located at 6005 Hidden Valley Road, Carlsbad, California 92011 (the “Building”). Pursuant to the Lease Amendment, the Company will lease approximately 4,900 square feet of additional office space in the Building (the “Expansion Premises”). The term of the Lease Amendment for the Expansion Premises commenced as of March 18, 2022 and will expire on August 31, 2027 (the “Term”). The Lease Amendment provides for an abatement of rent for the Expansion Premises through June 15, 2022. The Company will take possession of the Expansion Premises once certain tenant improvements are complete, which is anticipated to be no later than July 1, 2022 (the “Expected Delivery Date”) and the Company is entitled to an additional abatement of rent if the Expansion Premises are not made available to the Company by the Expected Delivery Date, subject to certain conditions provided for in the Lease Amendment.

The annual base rent for the Expansion Premises is expected to initially be approximately $132,000 plus the Company’s share of operating expenses and taxes and will be subject to 3% annual increases in March of each year during the Term. The Company will have the option to extend the Term for the Expansion Premises on the same terms and conditions applicable to the original premises under the Lease Agreement.

The foregoing summary of the Lease Amendment does not purport to be a complete description of the document and is qualified in its entirety by the Lease Amendment, a copy of which is filed as Exhibit 10.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Lease, dated March 18, 2022, by and between the Company and Crossing Holdings, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Design Therapeutics, Inc.

Date:	March 22, 2022	By:	/s/ João Siffert, M.D.
João Siffert, M.D. President and Chief Executive Officer